Supplement, dated November 11, 2008
                   to the Prospectuses, dated May 1, 2008, for
                      Seligman Income and Growth Fund, Inc.
                                  (the "Fund")


Effective November 11, 2008, this prospectus supplement dated November 11, 2008 supersedes and replaces the prospectus supplement dated November 7, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. In connection with the Acquisition, there is a change to the Fund's primary benchmark.

Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of the Fund, the S&P 500 Index is replaced with the Russell 1000 Value Index. In addition, the Lehman Brothers U.S. Government/Credit Index is replaced with the Lehman Brothers Aggregate Bond Index and the Blended Index comprised of a 60% weighting in the S&P 500 Index and a 40% weighting in the Lehman Brothers U.S. Government/Credit Index is replaced with a new Blended Index comprised of 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Aggregate Bond Index. Information on each of the old and new indexes will be included for a one year transition period. Thereafter, however, only the Russell 1000 Value Index, Lehman Brothers Aggregate Bond Index and the new Blended Index will be included.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

Also, effective November 7, 2008, in connection with the Acquisition, the Fund's portfolio managers have been changed. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below.

The information under the caption "Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund allocates its assets between equity securities and fixed-income securities. Securities are carefully selected in light of the Fund's investment objective and are diversified among many different types of securities and market sectors. As of March 31, 2008, approximately 71% of the

Fund's portfolio was invested in equity securities and approximately 29% was invested in fixed-income securities. However, the proportion of the Fund's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions.

Equity Securities

Equity securities in which the Fund may invest include: common stocks, including real estate investment trusts ("REITs"); securities convertible into common stocks; preferred stocks; and American Depositary Receipts ("ADRs"). The Fund usually invests in the common stock of larger US companies; however, it may invest in companies of any size. REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests. ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers.

Equity securities are chosen using an investment philosophy rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent opportunity for long-term growth of capital.

In pursuit of the Fund's objectives, the investment manager (RiverSource Investments, LLC) chooses equity investments by seeking to:

o Select companies that are undervalued based on a variety of measures, including, but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

o     Identify companies with moderate growth potential based on:

      o     effective management, as demonstrated by overall performance;

      o     financial strength; and

      o underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o     The security is overvalued relative to alternative investments.

o     The security has reached the investment manager's price objective.

o The company has met the investment manager's earnings and/or growth expectations.

o The security exhibits unacceptable correlation characteristics with other portfolio holdings.

o The company or the security continues to meet the other standards described above.

Fixed Income Securities

Investment grade fixed-income securities are those rated within the four highest rating categories by Moody's Investors Service ("Moody's"), Standard & Poor's Rating Services ("S&P") or Fitch Ratings, or are securities deemed by the investment manager to be of comparable quality (collectively, "Investment Grade Securities"). They include obligations issued and guaranteed by the US government or its agencies or instrumentalities, corporate bonds and other obligations, mortgage-backed and other asset-backed securities, obligations of non-US government agencies and private institutions, and income-producing cash equivalents, including repurchase agreements. Mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities.

Although the Fund emphasizes high- and medium-quality debt securities, it may assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds which carry non-investment grade ratings (Ba or below by Moody's or BB or below by Fitch Ratings or S&P) or are securities deemed to be below investment grade by the investment manager ("High-Yield Securities"). Although High-Yield Securities have the potential to offer higher yields than Investment Grade Securities with higher ratings and similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than Investment Grade Securities. The Fund may invest in all types of High-Yield Securities including:

- Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate loans);

-     Mortgage and other asset-backed securities;

-     Capital   appreciation  bonds,   including  zero  coupon  and  pay-in-kind
      securities;

- Convertible securities, preferred stock, structured securities and loan participations;

-     Municipal securities;

-     Obligations of foreign governments;

-     Securities   that  are  rated  in  default  by  a  nationally   recognized
      statistical rating organization;

-     Repurchase agreements relating to the above instruments;

- Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in High-Yield Securities; and

- Restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities").

The Fund does not have any portfolio maturation limitation, and may invest its assets in High-Yield Securities of short, medium or long maturities.

Investment Grade Securities. In pursuit of the Fund's objective, the investment manager chooses Investment Grade Securities by:

o Evaluating the Investment Grade Securities portion of the portfolio's total exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the Lehman Index).

o Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.

o Targeting an average portfolio duration within one year of the duration of the Lehman Index which, as of Sept. 30, 2008 was 4.47 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell Investment Grade Securities, the investment manager considers, among other factors:

o     Identification of more attractive investments based on relative value.

o The portfolio's total Investment Grade Securities exposure to sectors, industries and securities relative to the Lehman Index.

o     Whether a security's rating has changed or is vulnerable to a change.

o     Whether a sector or industry is experiencing change.

o     Changes in the interest rate or economic outlook.

High-Yield Securities. In pursuit of the Fund's objective, the investment manager chooses High-Yield Securities by:

o     Reviewing interest rate and economic forecasts.

o Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team's capabilities.

o     Identifying companies that:

      o have medium and low quality ratings or, in the investment manager's opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

      o     have growth potential, or

      o have the potential to increase in value as their credit ratings improve.

o Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell High-Yield Securities, the investment manager considers, among other factors, whether:

o     The interest rate or economic outlook changes.

o     A sector or industry is experiencing change.

o     A security's rating is changed.

o     The security is overvalued relative to alternative investments.

o     The  company  no  longer  meets  the  investment   manager's   performance
      expectations.

o     The investment manager wishes to lock in profits.

o     The investment manager identifies a more attractive opportunity.

o The issuer or the security continues to meet the other standards described above.

Other Strategies

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) including funding agreements issued by domestic insurance companies and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an "ELS") as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an "Underlying Equity"). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker- dealer affiliate).

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objectives.

The information under the caption "Principal Risks" is hereby revised to include the following:

The information under the caption "Management" (including the sub-caption "Portfolio Management" and the information thereunder) is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments") announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the "Agreement"), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource
Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The Fund will pay RiverSource under the same fee structure that it paid Seligman, which is as follows. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.60% of the Fund's average daily net assets on the first $1 billion of net assets, 0.55% of the Fund's average daily net assets on the next $1 billion of net assets and 0.50% of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2007, the management fee paid by the Fund to Seligman (the Fund's manager prior to November 7, 2008) was equal to an annual rate of 0.60% of the Fund's average daily net assets.

On July 29, 2008, the Fund's Board met to discuss, prior to shareholder approval, the Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated August 27, 2008, and will be made available in the Fund's upcoming annual shareholder report.

Portfolio Manager(s). The Fund is allocated among equity and fixed income asset classes as determined by the Fund's portfolio managers. Effective November 7, 2008, the portfolio managers responsible for the Fund's day-to-day management are described below.

The portfolio managers responsible for the day-to-day management of the equity portion of the Fund are:

Warren Spitz, Senior Portfolio Manager

o     Joined RiverSource Investments in 2000 as a Senior Portfolio Manager.

o     Portfolio Manager, Prudential Global Asset Management, 1987 to 2000.

o     Began investment career in 1984.

o     MBA, Wharton School, University of Pennsylvania.

Steve Schroll, Portfolio Manager

o     Joined RiverSource Investments in 1998 as a Senior Security Analyst.

o Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

o     Began investment career in 1981. o MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

o     Joined RiverSource Investments in 2001 as a Security Analyst.

o Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

o     Began investment career in 1998.

o     MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

o     Joined RiverSource Investments in 1995 as a Senior Equity Analyst.

o     Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

o     Began investment career in 1987.

o     MBA, University of Chicago.

The portfolio managers responsible for the day-to-day management of the fixed income portion of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

o     Leader of the liquid assets sector team.

o     Joined RiverSource Investments in 2003.

o     Co-head  of  U.S.   Investment  Grade  Fixed  Income,   UBS  Global  Asset
      Management, 1997 to 2003.

o     Began investment career in 1988.

o     MBA, Marquette University.

Tom Murphy, CFA, Portfolio Manager

o     Leader of the investment grade corporate bond sector team.

o     Joined RiverSource Investments in 2002.

o Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

o     Began investment career in 1986.

o     MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

o     Member of the high yield sector team.

o     Joined RiverSource Investments in 1990.

o     Began investment career in 1986.

o     MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors. Messrs. Jackson and Murphy lead the liquid assets and investment grade corporate bond sector teams, respectively. The high yield sector team is led by Jennifer Ponce de Leon. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The Fund's Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities of the Fund.

The following information is added to the section under the caption "Shareholder Information" under the sub-caption "How to Exchange Shares Among the Seligman Mutual Funds":

The Seligman Mutual Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Mutual Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.